UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 19, 2008

WESTMOORE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33153	52-2220728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8141 E. Kaiser Blvd., Suite 312, Anaheim Hills, CA 92808
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 714-998-4425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation

           On September 17, 2008, Westmoore Holdings, Inc. (the “Company”) amended its Articles of Incorporation to (1) authorize the issuance of up to 50,000,000 shares of Common Stock, $0.01 par value and (2) to authorize the issuance of up to 25,000,000 shares of Preferred Stock, $0.01 par value.  Of the Preferred Stock, 1,000,000 shares have been designated as “Series A Preferred Stock”, par value $0.01.  A copy of the Company’s Certificate of Amendment of the Articles of Incorporation is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Certificate of Amendment to the Articles of Incorporation of Westmoore Holdings, Inc.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2008	WESTMOORE HOLDINGS, INC.

By: /s/ Matthew Jennings
Matthew Jennings, CEO